SMITH BARNEY INVESTMENT FUNDS INC.

ON BEHALF OF

SMITH BARNEY REAL RETURN STRATEGY FUND

SUPPLEMENT DATED FEBRUARY 1, 2006 TO PROSPECTUS

DATED JANUARY 30, 2006

The following information supplements and supersedes any contrary information contained in the Prospectus under the captions “Investments, risks and performance” and “Management”:

Effective February 1, 2006, Smith Barney Fund Management LLC (the “manager”), the fund’s investment manager, will assume portfolio management responsibilities for the fund’s Energy Securities, Real Estate Securities and Metals and Mining Securities segments. As a result, the manner in which these segments are managed will change. The sub-advisory contracts with Citigroup Asset Management Limited with respect to the fund’s Energy Securities segment and with TIMCO Asset Management, Inc. with respect to the fund’s Real Estate Securities and Metals and Mining Securities segments have been terminated.

The manager anticipates that implementation of the investment approaches used by the new segment managers initially will result in more portfolio turnover than is typical for the fund, which will produce transaction costs. The manager intends to use its best efforts to dispose of portfolio securities in a manner designed to minimize these costs to the extent possible, consistent with best execution. However, such turnover could result in higher taxable distributions to shareholders who do not hold fund shares in tax-advantaged accounts and could lower the fund’s after-tax performance.

Energy Securities segment.    The fund invests a portion of its assets in equity securities issued by companies in energy-related industries, such as those in the oil, gas, electricity or other energy industries, including issuers involved in alternative sources of energy such as nuclear, geothermal, oil shale and solar power. An issuer is considered to be in the energy business if, in the opinion of the segment managers, at least 50% of its revenues or 50% of the market value of its assets at the time of purchase are attributed to energy-related activities, such as production and transmission of energy or energy fuels; the making of component products for such activities; energy research; and energy conservation or pollution control. The Energy Securities segment may invest in common stocks, preferred securities, warrants, convertible securities and other equity securities and derivatives related to these securities.

The segment managers use proprietary quantitative research supplemented by fundamental opinion to measure and rank global energy companies by attractiveness.

Investing in energy-related securities involves certain risks. Securities of energy-related companies may underperform the stock market as a whole. The stock prices of energy-related companies also may experience greater price volatility than other types of stocks. Securities issued by companies in energy-related industries are sensitive to changes in the prices of, and in supply and demand for, energy commodities. The value of securities issued by energy-related companies may be affected by changes in overall market movements, changes in interest rates and factors affecting the energy industry, such as weather, embargoes, tariffs, policies of oil cartels, armed conflicts and regulatory developments. The value of energy-related securities is particularly susceptible to acts of terrorism and other changes in foreign and domestic economic and political conditions.

Real Estate Securities segment.    The fund invests a portion of its assets in equity securities of issuers involved in real estate businesses, including real estate investment trusts (commonly known as REITs), and related investments. An issuer is considered to be in the real estate business if it is included in the Morgan Stanley REIT Index (the “REIT Index”) or if, in the opinion of the segment managers, at least 50% of its revenues or 50% of the market value of its assets at the time of purchase are attributed to the ownership, construction, management, financing or sale of real estate. The Real Estate Securities segment may invest in common stocks, preferred securities, warrants, convertible securities and other equity securities and derivatives related to these securities.

A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or makes loans to participants in the real estate industry. Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs that engage in both owning real estate and making loans.

The Real Estate Securities segment employs an active investment approach the goal of which is to exceed the performance of the REIT Index. The REIT Index is an unmanaged, capitalization-weighted index of the most actively traded REITs. The segment managers use quantitative analysis to identify groups of real estate-related stocks that in the opinion of the segment managers will outperform or underperform the REIT Index.

To the extent the fund invests in REITs, the fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the fund.

Investing in real estate-related securities involves certain risks. Real estate securities may underperform the stock market as a whole. Real estate securities may be affected by changes in the value of the underlying property owned by the issuer of such securities or the quality of any credit extended by the issuer of such securities. REITs are dependent on management skills, are not diversified (except to the extent necessary to ensure that they are not taxed on income distributed to their shareholders), and are subject to the risks of financing projects. REITs and other real estate securities are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the Investment Company Act of 1940, as amended. REITs and other real estate securities also are subject to interest rate risks.

Metals and Mining Securities segment.    The fund invests a portion of its assets in equity securities in metals- and mining-related industries. An issuer is considered to be in the metals and mining business if it is included in the MSCI World Metals & Mining Index (the “MSCI Metals/Mining Index”) or if, in the opinion of the segment managers, at least 50% of its revenues or 50% of the market value of its assets at the time of purchase are attributed to the mining, processing or dealing of metals and minerals.

The Metals and Mining Securities segment employs an active investment approach the goal of which is to exceed the performance of the MSCI Metals/Mining Index. The MSCI Metals/Mining Index consists of companies conducting business in the aluminum, diversified metals and mining, gold, precious metals and minerals and steel industries. The Metals and Mining Securities segment will invest in common stocks, preferred securities, warrants, convertible securities and other equity securities and derivatives related to these securities.

Investing in metals- and mining-related securities involves certain risks. Securities of metals- and mining-related companies may underperform the stock market as a whole. The stock prices of companies in the metals and mining industries may also experience greater price volatility than other types of stocks. Securities issued by companies in metals- and mining-related industries are sensitive to changes in the prices of, and in supply and demand for, metal commodities. The value of securities issued by companies in the metals and mining industries may be affected by changes in overall market movements, changes in interest rates and factors affecting the metals and mining industries, such as embargoes, tariffs and regulatory developments.

Segment managers.    The Energy Securities, Real Estate Securities and Metals and Mining Securities segments are managed by a team led by Thomas Linkas and Charles Lovejoy, each an investment officer of the manager, who are assisted by Guy Bennett, Christopher W. Floyd and John Vietz, also investment officers of the manager. Mr. Linkas is Chief Investment Officer and Messrs. Lovejoy, Bennett, Floyd and Vietz are portfolio managers of Batterymarch Financial Management, Inc. (“Batterymarch”), which, like the manager, is a subsidiary of Legg Mason, Inc.

Mr. Linkas joined Batterymarch in 1990 to direct the firm’s U.S. equity strategy and expanded his responsibilities in 1994 to include the developed markets of the Europe, Australasia and Far East universe. He was named Chief Investment Officer in 1999, with responsibility for all U.S., international and emerging markets portfolios. Prior to joining Batterymarch, he worked as a senior technology analyst for L.F. Rothchild & Co., with similar responsibilities at Goldman, Sachs & Co. He also managed three equity funds for Putnam Management Company. He has 32 years of investment experience.

Mr. Lovejoy joined Batterymarch in 1992. Prior thereto, he managed international and emerging markets portfolios for Boston International

Advisors and headed the quantitative research group at Putnam Management Company, with responsibilities for portfolio management and product development as well as quantitative research for U.S., international and emerging markets. He has 25 years of investment experience.

Mr. Bennett joined Batterymarch in 2001. Prior thereto, he co-headed the equity team at Goldman Sachs Asset Management in Tokyo, principally managing Japanese portfolios, with additional responsibilities in product design and business development. He has also managed Asian and UK portfolios at CIN Management Ltd. and Equity & Law Life in London. He has 24 years of investment experience.

Mr. Floyd joined Batterymarch in 2000 as a quantitative analyst and became a portfolio manager in 2003. Prior to Batterymarch, he held responsibilities at Cigna Investment Management, Urban & Associates, Inc. and Bay State Federal Savings Bank. He has six years of investment experience.

Mr. Vietz joined Batterymarch as a quantitative analyst in 2003. He became a portfolio manager in 2005. Prior to that, he was an equity research analyst at Manning & Napier and Barra RogersCasey. He has 11 years of investment experience.

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